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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report—March 1, 2004
(Date of earliest event reported—March 1, 2004)

Plains All American Pipeline, L.P.
(Name of Registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-14569 (Commission File Number)	76-0582150 (I.R.S. Employer Identification No.)
333 Clay Street, Suite 1600 Houston, Texas 77002 (713) 646-4100 (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
N/A (Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure

        In accordance with General Instruction B.2. of Form 8K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

        Representatives of Plains All American Pipeline, L.P. ("PAA") intend to make a presentation on March 2, 2004 at the 2004 Master Limited Partnership Investor Conference. Such presentation will give an overview of PAA, including industry fundamentals and PAA's business plan. On the morning of March 2, 2004, the presentation materials will be made available for viewing on the Partnership's website at www.PAALP.com. PAA does not undertake to update the information as posted on its website; however, it may post additional information included in future press releases and Forms 8-K, as well as posting its periodic Exchange Act reports.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.
Date: March 1, 2004	By: Plains AAP, L.P., its general partner
By: Plains All American GP LLC, its general partner
	By:	/s/ TIM MOORE
	Name:	Tim Moore
	Title:	Vice President

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  Item 9. Regulation FD Disclosure
SIGNATURES